EXHIBIT 10.14

ADDENDUM TO NOTE CONVERSION AGREEMENT

BY AND AMONG

SIBANNAC, INC., A NEVADA CORPORATION

AND

JAYSON LANG

TRAVIS HAIR

RAY BILLS

MARGARET KERR

AND

APOLLO MEDIA NETWORK, INC.

The Effective Date of the transaction shall be deemed to be August 31, 2015, for all purposes hereunder.

The state of incorporation of Sibannac, Inc. is amended from Colorado to Nevada.

Date: January 28, 2016

Sibannac, Inc.

By:/s/ Daniel L. Allen

            Name: Daniel L. Allen

            Title:   Chief Executive Officer

Date: January 28, 2016

Apollo Media Network, Inc., a Delaware Corporation

By:/s/ Kirk Kimerer

            Name:  Kirk Kimerer

            Title:   Chief Executive Officer

NOTE CONVERSION AGREEMENT

This Note Conversion Agreement (this "Agreement") is entered into as of the 30th day of June, 2015, by and among SIBANNAC, INC., a Colorado corporation ("SI"); those of JAYSON LANG ("Lang"), TRAVIS HAIR ("Hair"), RAY BILLS ("Bills"), and MARGARET KERR ("Kerr") who execute this Agreement; and APOLLO MEDIA NETWORK, INC., a Delaware corporation ("Apollo"). (Lang, Hair, Bills and Kerr are referred to herein as "Noteholders"; and SI, those of the Noteholders who execute this Agreement, and Apollo are referred to herein as the "Parties".)

Recitals:

A. The Noteholders previously made various loans to Kirk Kimerer, which were assumed by SI pursuant to that certain Assignment, Assumption and Release Agreement by and among Apollo Media Network, Inc., Kirk Kimerer and the Noteholders who executed such Agreement (the "Assumption Agreement"). The loans and related notes assumed by SI pursuant to the Assumption Agreement are as follows:

Jayson Lang – approximately $106,791 (the "Lang Loan"), represented by one or more outstanding promissory notes from Kimerer to Lang (the "Lang Notes")

Travis Hair – approximately $53,534 (the "Hair Loan"), represented by one or more outstanding promissory notes from Kimerer to Hair (the "Hair Notes")

Ray Bills – approximately $49,840 (the "Bills Loan"), represented by one or more outstanding promissory notes from Kimerer to Bills (the "Bills Notes")

Margaret Kerr – approximately $44,029 (the "Kerr Loan"), represented by one or more outstanding promissory notes from Kimerer to Kerr (the "Kerr Notes")

The Lang Loan, the Hair Loan, the Bills Loan and the Kerr Loan are collectively referred to as the "Loans"; and the Lang Notes, the Hair Notes, the Bills Notes and the Kerr Notes are collectively referred to as the "Investor Notes".)

B. Apollo and SI have agreed to enter into a transaction whereby SI will acquire substantially all of the assets of Apollo and assume the debts of Apollo, including the Loans and the Investor Notes (the "Proposed Acquisition").

C. The Noteholders who executed the Assumption Agreement consent to the assumption of the Loans and Investor Notes by SI in connection with the proposed Acquisition, and have agreed to release Apollo from all further liabilities or obligations with respect thereto.

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SI Note Conversion Agreement - Final

D. The Noteholders executing this Agreement further agree that immediately following the assumption by SI of the Loans and Investor Notes, they will accept shares of SI Common Stock, in the amounts described below, in full satisfaction of the Loans and Investor Notes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the Parties, the Parties agree as follows:

Agreements:

1. Recitals. The Recitals set forth above and the Exhibits hereto are incorporated herein.

2. Issuance of Stock to Noteholders in Satisfaction of Loans.

(a) Lang. Lang hereby agrees to accept from SI, in full payment and satisfaction of all principal, interest and other amounts due to Lang under the Lang Loan and the Lang Notes, 588,163* shares of SI Common Stock. Upon issuance of such shares of SI Common Stock to Lang, Lang hereby fully, unconditionally and irrevocably agrees that the Lang Loan and the Lang Notes are fully paid and cancelled. Lang agrees to deliver the original of all Lang Notes to SI, marked "cancelled and paid in full."

(b) Hair. Hair hereby agrees to accept from SI, in full payment and satisfaction of all principal, interest and other amounts due to Hair under the Hair Loan and the Hair Notes, 294,844* shares of SI Common Stock. Upon issuance of such shares of SI Common Stock to Hair, Hair hereby fully, unconditionally and irrevocably agrees that the Hair Loan and the Hair Notes are fully paid and cancelled. Hair agrees to deliver the original of all Hair Notes to SI, marked "cancelled and paid in full."

(c) Bills. Bills hereby agrees to accept from SI, in full payment and satisfaction of all principal, interest and other amounts due to Bills under the Bills Loan and the Bills Notes, 274,499* shares of SI Common Stock. Upon issuance of such shares of SI Common Stock to Bills, Bills hereby fully, unconditionally and irrevocably agrees that the Bills Loan and the Bills Notes are fully paid and cancelled. Bills agrees to deliver the original of all Bills Notes to SI, marked "cancelled and paid in full."

(d) Kerr. Kerr hereby agrees to accept from SI, in full payment and satisfaction of all principal, interest and other amounts due to Kerr under the Kerr Loan and the Kerr Notes, 242,494* shares of SI Common Stock. Upon issuance of such shares of SI Common Stock to Kerr, Kerr hereby fully, unconditionally and irrevocably agrees that the Kerr Loan and the Kerr Notes are fully paid and cancelled. Kerr agrees to deliver the original of all Kerr Notes to SI, marked "cancelled and paid in full."

** Total shares to be issued to the Noteholders upon conversion, assuming conversion of all of the Investor Notes, is 1,400,000, which is allocated among the Noteholders based on each Noteholder's proportionate share of debt outstanding in accordance with Recital A above.*

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SI Note Conversion Agreement - Final

3. Subscription Agreements. In connection with the issuance of the SI Common Stock to the Noteholders, each of the Noteholders executing this Agreement shall execute and deliver to SI a Subscription Agreement in the form attached hereto as Exhibit A.

4. Miscellaneous Provisions.

(a) Prior Agreements. This Agreement and the other documents delivered pursuant hereto constitute the entire contract between the Parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understanding between the Parties with respect to its subject matter. Any revision, modification or termination of this Agreement shall be effective only if in writing and signed by all of the Parties hereto.

(b) Waiver. Failure to enforce any provision of this Agreement by a Party shall not bar subsequent enforcement of such provision or any other provision of this Agreement by such Party.

(c) Governing Law. This Agreement and all other agreements contemplated hereunder shall be governed by and construed under the laws of the State of Delaware. Any claim or charge made hereunder shall be brought in state or federal court in Maricopa County, Arizona. The parties hereto irrevocably consent to the jurisdiction and venue of such court and waive any present or future objection to venue or jurisdiction in such court.

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Headings. The headings in this Agreement are for convenience only, are not part of the agreement of the parties and shall not be deemed parts hereof or in any way affect the meaning or interpretation of this Agreement. Wherever the word "including" is used herein, it shall be deemed to be following with the words "but not limited to" or similar words to that effect.

(f) Successors and Assigns; Beneficiaries. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon each Party and its, heirs, successors and assigns. This Agreement is not intended to confer any benefit upon, and may not be enforces by, anyone other than a Party hereto (or such Party's heirs, successors or assigns.

(g) Attorneys' Fees and Costs. If any Party determines that it is necessary to seek enforcement of any of the terms and provisions hereunder by a court of law, the prevailing Party, in addition to any relief granted by the court of law, shall be entitled to recover all costs and expenses thereof including reasonable attorneys' fees and costs.

(h) Expenses. Except as provided herein, each of the Parties shall be solely responsible for all of their own costs and expenses, including accounting and legal expenses, incurred in connection with this Agreement and the transactions contemplated herein.

[signature page follows]

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SI Note Conversion Agreement - Final

IN WITNESS WHEREOF, the parties have executed this Note Conversion Agreement on the day and year first written above.

SIBANNAC, INC., a Colorado corporation

By: ______________________

Its: CEO

____

JAYSON LANG

____

TRAVIS HAIR

____

RAY BILLS

____

MARGARET KERR

APOLLO MEDIA NETWORK, INC., a Delaware corporation

By: ______________________

Its: CEO

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SI Note Conversion Agreement - Final

Exhibit A

FORM OF SUBSCRIPTION AGREEMENT

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SI Note Conversion Agreement - Final